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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): JUNE 5, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


         CALIFORNIA                     0-18225                   77-0059951
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                       95134-1706
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On June 5, 2000, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisitions of InfoGear Technology Corporation of Redwood City, California. A copy of the press release issued by the Registrant on June 5, 2000 concerning the foregoing transaction is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CISCO SYSTEMS, INC.



Dated: June 6, 2000                By: /s/ MICHELANGELO VOLPI
                                       -------------------------------------
                                       Michelangelo Volpi, Senior Vice President

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                                  EXHIBIT INDEX

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
Exhibit
Number                               Description of Document
-------                              -----------------------
20.1 Press Release of Registrant, dated June 5, 2000, announcing the completion of the acquisition by Registrant of InfoGear Technology Corporation.
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